UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2002

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)
Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
220 S. Ridgewood Ave., Daytona Beach, Florida 32114
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code:	(386) 252-9601

N/A
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

            The Audit Committee of the Board of Directors of Brown & Brown, Inc. (the "Company") annually considers and recommends to the Company's Board of Directors the selection of the Company's independent public accountants.  As recommended by the Company's Audit Committee, the Company's Board of Directors on June 14, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as the independent public accountants for the Company or for the Brown & Brown Employees' Savings Plan and Trust (the "Plan"), and decided to engage Deloitte & Touche, LLP ("Deloitte") to serve as the independent public accountants for the Company and the Plan for 2002.

            Andersen's reports on the consolidated financial statements of the Company and the Plan for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Company's and the Plan's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its reports on the consolidated financial statements of the Company or the Plan for such years; and there were no "reportable events", as that term is defined in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

            The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 19, 2002, stating that it has found no basis for disagreement with such statements.

            During the Company's and the Plan's two most recent fiscal years and through the interim period preceding the engagement of Deloitte, the Company has not consulted with Deloitte regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or the Plan, where either a written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or "reportable event," as those terms are used in Item 304 of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

Item 7. Financial Statements and Exhibits.

            (c) The following Exhibits are filed as part of this report:

Exhibit No.	Description
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 19, 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 19, 2002                                        BROWN & BROWN, INC.

                                                                        (Registrant)

                                                            By:/S/ LAUREL L. GRAMMIG

                                                                                    Laurel L. Grammig

                                                                                    Vice President